Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
December 31, 2023

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates.
During the 2023 fourth quarter, the presentation of our noninterest income categories were updated to align with product and service type and now report our noninterest revenue categories as: (1) Payments and cash management revenue, (2) Wealth and asset management revenue, (3) Customer deposit and loan fees, (4) Capital markets and advisory fees, (5) Mortgage banking income, (6) Leasing revenue, (7) Insurance income, (8) Bank owned life insurance income, (9) Gain on sales of loans, (10) Net gains (losses) on sales of securities, and (11) Other noninterest income. A description of each updated noninterest income category is included below. All prior period results have been adjusted to conform to the current presentation.
•Payments and cash management revenue primarily includes interchange fees earned on debit cards and credit cards and fees earned from providing cash management services to corporate deposit customers.
•Wealth and asset management revenue primarily includes fee income generated from providing wealth and asset management services to personal, corporate, and institutional customers, including, but not limited to, fees and commissions earned from trust and investment management services, sales of annuity products, and tax reporting services.
•Customer deposit and loan fees primarily includes fees and other charges Huntington receives related to service charges on deposit accounts, loan commitments and standby letters of credits, and other deposit and lending activity.
•Capital markets and advisory fees primarily includes advisory fees for merger, acquisition and capital markets activity, interest rate derivative fees, underwriting fees, foreign exchange fees, loan syndication fees, and fees earned from customer-related sales activity.
•Mortgage banking income primarily includes the gain and loss of sale of mortgages, mortgage servicing revenue and mortgage servicing rights valuation adjustments.
•Leasing revenue primarily includes income from operating lease payments and termination of leases.
•Insurance income primarily includes agency commissions from the sale of insurance premiums to customers.
•Bank owned life insurance income includes changes in surrender value of life insurance policies and recognition of death benefits.
•Gain on sales of loans includes recognition of the net gain on sales of loans.
•Net gains (losses) on sales of securities includes recognition of the net gain (loss) on sales of securities.
•Other noninterest income includes a variety of other revenue streams including mezzanine investment income, mark-to-market adjustments on derivative instruments, and other fees earned not included in above categories.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets, and
•Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	December 31,	September 30,	December 31,	Percent Changes vs.
	2023	2023	2022	3Q23	4Q22
Net interest income (1)	$1,327	$1,379	$1,471	(4)%	(10)%
FTE adjustment	(11)	(11)	(9)	—	(22)
Net interest income	1,316	1,368	1,462	(4)	(10)
Provision for credit losses	126	99	91	27	38
Noninterest income	405	509	499	(20)	(19)
Noninterest expense	1,348	1,090	1,077	24	25
Income before income taxes	247	688	793	(64)	(69)
Provision (benefit) for income taxes	(1)	136	144	NM	NM
Income after income taxes	248	552	649	(55)	(62)
Income attributable to non-controlling interest	5	5	4	—	25
Net income attributable to Huntington	243	547	645	(56)	(62)
Dividends on preferred shares	36	37	28	(3)	29
Impact of preferred stock repurchases	(8)	—	—	NM	NM
Net income applicable to common shares	$215	$510	$617	(58)%	(65)

Net income per common share - diluted	$0.15	$0.35	$0.42	(57)%	(64)%
Cash dividends declared per common share	0.155	0.155	0.155	—	—
Tangible book value per common share at end of period	7.79	7.12	6.82	9	14
Average common shares - basic	1,448	1,448	1,443	—	—
Average common shares - diluted	1,469	1,468	1,468	—	—
Ending common shares outstanding	1,448	1,448	1,443	—	—
Return on average assets	0.51%	1.16%	1.41%
Return on average common shareholders’ equity	5.2	12.4	16.0
Return on average tangible common shareholders’ equity (2)	8.4	19.5	26.0
Net interest margin (1)	3.07	3.20	3.52
Efficiency ratio (3)	77.0	57.0	54.0
Effective tax rate	(0.5)	19.7	18.2
Average total assets	$187,962	$186,599	$181,292	1	4
Average earning assets	171,360	170,948	165,545	—	4
Average loans and leases	121,229	120,784	118,907	—	2
Average total deposits	$149,654	$148,150	$145,672	1	3
Average core deposits (4)	144,384	143,110	140,696	1	3
Average Huntington shareholders’ equity	18,713	18,741	17,458	—	7
Average common total shareholders' equity	16,275	16,256	15,292	—	6
Average tangible common shareholders' equity	10,597	10,568	9,563	—	11
Total assets at end of period	189,368	186,650	182,906	1	4
Total Huntington shareholders’ equity at end of period	19,353	18,483	17,731	5	9

NCOs as a % of average loans and leases	0.31%	0.24%	0.17%
NAL ratio	0.55	0.49	0.48
NPA ratio (5)	0.58	0.52	0.50
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.85	1.83	1.77
Allowance for credit losses (ACL) as a % of total loans and leases at the end of period	1.97	1.96	1.90
Common equity tier 1 risk-based capital ratio (6)	10.25	10.10	9.36
Tangible common equity / tangible asset ratio (7)	6.14	5.70	5.55
NM - Not Meaningful
See Notes to the Quarterly and Year to Date Key Statistics.

Huntington Bancshares Incorporated
Annual Key Statistics
(Unaudited)

	Year Ended December 31,		Change
(dollar amounts in millions, except per share data)	2023	2022	Amount	Percent
Net interest income (1)	$5,481	$5,304	$177	3%
FTE adjustment	(42)	(31)	(11)	(35)
Net interest income	5,439	5,273	166	3
Provision for credit losses	402	289	113	39
Noninterest income	1,921	1,981	(60)	(3)
Noninterest expense	4,574	4,201	373	9
Income before income taxes	2,384	2,764	(380)	(14)
Provision for income taxes	413	515	(102)	(20)
Income after income taxes	1,971	2,249	(278)	(12)
Income attributable to non-controlling interest	20	11	9	82
Net income attributable to Huntington	1,951	2,238	(287)	(13)
Dividends on preferred shares	142	113	29	26
Impact of preferred stock repurchases	(8)	—	(8)	NM
Net income applicable to common shares	$1,817	$2,125	$(308)	(14)%

Net income per common share - diluted	$1.24	$1.45	$(0.21)	(14)%
Cash dividends declared per common share	0.62	0.62	—	—

Average common shares - basic	1,446	1,441	5	—
Average common shares - diluted	1,468	1,465	3	—

Return on average assets	1.04%	1.25%
Return on average common shareholders’ equity	11.2	13.2
Return on average tangible common shareholders’ equity (2)	17.6	20.7
Net interest margin (1)	3.19	3.25
Efficiency ratio (3)	61.0	56.9
Effective tax rate	17.3	18.6

Average total assets	$187,556	$178,768	$8,788	5%
Average earning assets	171,586	163,313	8,273	5
Average loans and leases	120,946	115,266	5,680	5
Average total deposits	147,388	144,912	2,476	2
Average core deposits (4)	142,338	140,841	1,497	1
Average Huntington shareholders’ equity	18,634	18,263	371	2
Average common total shareholders' equity	16,217	16,096	121	1
Average tangible common shareholders' equity	10,521	10,454	67	1

NCOs as a % of average loans and leases	0.23%	0.11%
NAL ratio	0.55	0.48
NPA ratio (5)	0.58	0.50
NM - Not Meaningful
See Notes to the Quarterly and Year to Date Key Statistics.

Notes to the Quarterly and Year to Date Key Statistics
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.
(2)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(5)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(6)December 31, 2023, figures are estimated.
(7)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	December 31,	December 31,
(dollar amounts in millions)	2023	2022	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,558	$1,796	(13)%
Interest-earning deposits with banks	8,765	5,122	71
Trading account securities	125	19	558
Available-for-sale securities	25,305	23,423	8
Held-to-maturity securities	15,750	17,052	(8)
Other securities	725	854	(15)
Loans held for sale	516	529	(2)
Loans and leases (1)	121,982	119,523	2
Allowance for loan and lease losses	(2,255)	(2,121)	(6)
Net loans and leases	119,727	117,402	2
Bank owned life insurance	2,759	2,753	—
Accrued income and other receivables	1,646	1,573	5
Premises and equipment	1,109	1,156	(4)
Goodwill	5,561	5,571	—
Servicing rights and other intangible assets	672	712	(6)
Other assets	5,150	4,944	4
Total assets	$189,368	$182,906	4%

Liabilities and shareholders' equity
Liabilities
Deposits (2)	$151,230	$147,914	2%
Short-term borrowings	620	2,027	(69)
Long-term debt	12,394	9,686	28
Other liabilities	5,726	5,510	4
Total liabilities	169,970	165,137	3

Shareholders' equity
Preferred stock	2,394	2,167	10
Common stock	15	14	7
Capital surplus	15,389	15,309	1
Less treasury shares, at cost	(91)	(80)	(14)
Accumulated other comprehensive income (loss)	(2,676)	(3,098)	14
Retained earnings	4,322	3,419	26
Total Huntington shareholders’ equity	19,353	17,731	9
Non-controlling interest	45	38	18
Total equity	19,398	17,769	9
Total liabilities and equity	$189,368	$182,906	4%

Common shares authorized (par value of $0.01)	2,250,000,000	2,250,000,000
Common shares outstanding	1,448,319,953	1,443,068,036
Treasury shares outstanding	7,403,008	6,322,052
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	881,587	557,500
(1)See page 5 for detail of loans and leases.
(2)See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2023		2023		2023		2023		2022
Ending balances by type:
Total loans and leases
Commercial:
Commercial and industrial	$50,657	42%	$49,422	41%	$49,834	41%	$50,039	42%	$48,121	41%
Commercial real estate:
Commercial	11,092	9	11,365	10	11,750	10	12,132	10	12,138	10
Construction	1,330	1	1,303	1	1,416	1	1,255	1	1,502	1
Commercial real estate	12,422	10	12,668	11	13,166	11	13,387	11	13,640	11
Lease financing	5,228	4	5,161	4	5,143	4	5,244	4	5,252	4
Total commercial	68,307	56	67,251	56	68,143	56	68,670	57	67,013	56
Consumer:
Residential mortgage	23,720	20	23,427	19	23,138	19	22,472	19	22,226	19
Automobile	12,482	10	12,724	11	12,819	11	13,187	11	13,154	11
Home equity	10,113	8	10,118	8	10,135	8	10,166	8	10,375	9
RV and marine	5,899	5	5,937	5	5,640	5	5,404	4	5,376	4
Other consumer	1,461	1	1,396	1	1,350	1	1,280	1	1,379	1
Total consumer	53,675	44	53,602	44	53,082	44	52,509	43	52,510	44
Total loans and leases	$121,982	100%	$120,853	100%	$121,225	100%	$121,179	100%	$119,523	100%

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2023		2023		2023		2023		2022
Ending balances by business segment:
Consumer & Regional Banking	$67,108	55%	$66,202	55%	$65,374	54%	$64,387	53%	$64,080	54%
Commercial Banking	54,743	45	54,451	45	55,672	46	56,599	47	55,304	46
Treasury / Other	131	—	200	—	179	—	193	—	139	—
Total loans and leases	$121,982	100%	$120,853	100%	$121,225	100%	$121,179	100%	$119,523	100%

Average balances by business segment:
Consumer & Regional Banking	$66,638	55%	$65,738	55%	$64,782	54%	$64,209	54%	$63,836	54%
Commercial Banking	54,395	45	54,873	45	56,375	46	55,919	46	54,789	46
Treasury / Other	196	—	173	—	188	—	292	—	282	—
Total loans and leases	$121,229	100%	$120,784	100%	$121,345	100%	$120,420	100%	$118,907	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2023		2023		2023		2023		2022
Ending balances:
Total deposits by type:
Demand deposits - noninterest-bearing	$30,967	20%	$31,666	21%	$33,340	23%	$36,789	25%	$38,242	26%
Demand deposits - interest-bearing	39,190	26	39,822	27	40,387	27	39,827	28	43,136	29
Money market deposits	44,947	30	42,996	29	40,534	28	37,276	26	36,082	24
Savings and other domestic deposits	16,722	11	17,350	12	18,294	12	19,546	13	20,357	14
Core certificates of deposit (1)	13,626	9	12,372	8	10,314	7	6,981	5	4,324	3
Total core deposits	145,452	96	144,206	97	142,869	97	140,419	97	142,141	96
Other domestic deposits of $250,000 or more	447	—	446	—	381	—	282	—	220	—
Negotiable CDS, brokered and other deposits	5,331	4	4,215	3	4,778	3	4,577	3	5,553	4
Total deposits	$151,230	100%	$148,867	100%	$148,028	100%	$145,278	100%	$147,914	100%

Total core deposits:
Commercial	$60,547	42%	$61,379	43%	$61,450	43%	$61,132	44%	$64,107	45%
Consumer	84,905	58	82,827	57	81,419	57	79,287	56	78,034	55
Total core deposits	$145,452	100%	$144,206	100%	$142,869	100%	$140,419	100%	$142,141	100%

Total deposits by business segment:
Consumer & Regional Banking	$110,157	73%	$108,183	73%	$106,502	72%	$105,339	72%	$105,064	71%
Commercial Banking	35,466	23	36,023	24	36,459	25	34,660	24	36,807	25
Treasury / Other	5,607	4	4,661	3	5,067	3	5,279	4	6,043	4
Total deposits	$151,230	100%	$148,867	100%	$148,028	100%	$145,278	100%	$147,914	100%

Average balances:
Total core deposits:
Commercial	$61,782	43%	$62,070	43%	$61,304	44%	$63,423	45%	$65,128	46%
Consumer	82,602	57	81,040	57	79,432	56	77,654	55	75,568	54
Total core deposits	$144,384	100%	$143,110	100%	$140,736	100%	$141,077	100%	$140,696	100%

Average deposits by business segment:
Consumer & Regional Banking	$108,198	72%	$106,300	72%	$104,593	71%	$104,151	71%	$103,820	71%
Commercial Banking	35,886	24	36,673	25	35,752	25	36,288	25	36,260	25
Treasury / Other	5,570	4	5,177	3	5,214	4	5,705	4	5,592	4
Total deposits	$149,654	100%	$148,150	100%	$145,559	100%	$146,144	100%	$145,672	100%
(1)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in millions)	2023	2023	2023	2023	2022	3Q23	4Q22
Assets
Interest-earning deposits with banks	$10,019	$9,547	$11,281	$6,350	$4,920	5%	104%
Securities:
Trading account securities	125	128	34	21	29	(2)	331
Available-for-sale securities:
Taxable	20,056	19,834	20,920	21,368	20,467	1	(2)
Tax-exempt	2,686	2,807	2,745	2,640	2,706	(4)	(1)
Total available-for-sale securities	22,742	22,641	23,665	24,008	23,173	—	(2)
Held-to-maturity securities - taxable	15,947	16,356	16,762	16,977	17,022	(3)	(6)
Other securities	727	859	1,263	886	857	(15)	(15)
Total securities	39,541	39,984	41,724	41,892	41,081	(1)	(4)
Loans held for sale	571	633	559	450	637	(10)	(10)
Loans and leases: (2)
Commercial:
Commercial and industrial	49,882	49,448	50,194	49,028	47,505	1	5
Commercial real estate:
Commercial	11,309	11,624	12,062	12,282	12,179	(3)	(7)
Construction	1,285	1,331	1,280	1,400	1,676	(3)	(23)
Commercial real estate	12,594	12,955	13,342	13,682	13,855	(3)	(9)
Lease financing	5,102	5,050	5,155	5,209	5,080	1	—
Total commercial	67,578	67,453	68,691	67,919	66,440	—	2
Consumer:
Residential mortgage	23,573	23,278	22,765	22,327	22,011	1	7
Automobile	12,612	12,747	12,927	13,245	13,284	(1)	(5)
Home equity	10,107	10,108	10,154	10,258	10,417	—	(3)
RV and marine	5,934	5,813	5,478	5,366	5,408	2	10
Other consumer	1,425	1,385	1,330	1,305	1,347	3	6
Total consumer	53,651	53,331	52,654	52,501	52,467	1	2
Total loans and leases	121,229	120,784	121,345	120,420	118,907	—	2
Total earning assets	171,360	170,948	174,909	169,112	165,545	—	4
Cash and due from banks	1,508	1,559	1,639	1,598	1,650	(3)	(9)
Goodwill and other intangible assets	5,710	5,722	5,734	5,759	5,771	—	(1)
All other assets	11,607	10,576	10,638	10,568	10,458	10	11
Allowance for loan and lease losses	(2,223)	(2,206)	(2,174)	(2,143)	(2,132)	(1)	(4)
Total assets	$187,962	$186,599	$190,746	$184,894	$181,292	1%	4%
Liabilities and shareholders' equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$39,138	$39,757	$39,772	$40,654	$42,705	(2)%	(8)%
Money market deposits	44,022	41,445	38,753	37,301	34,390	6	28
Savings and other domestic deposits	16,944	17,774	18,826	19,877	20,831	(5)	(19)
Core certificates of deposit (3)	13,107	11,348	8,820	5,747	2,926	16	348
Other domestic deposits of $250,000 or more	435	406	320	252	198	7	120
Negotiable CDS, brokered and other deposits	4,834	4,634	4,502	4,815	4,777	4	1
Total interest-bearing deposits	118,480	115,364	110,993	108,646	105,827	3	12
Short-term borrowings	1,906	859	5,242	4,371	545	122	250
Long-term debt	12,205	13,772	16,252	11,047	12,650	(11)	(4)
Total interest-bearing liabilities	132,591	129,995	132,487	124,064	119,022	2	11
Demand deposits - noninterest-bearing	31,174	32,786	34,566	37,498	39,845	(5)	(22)
All other liabilities	5,435	5,028	4,796	5,056	4,929	8	10
Total liabilities	169,200	167,809	171,849	166,618	163,796	1	3
Total Huntington shareholders’ equity	18,713	18,741	18,844	18,231	17,458	—	7
Non-controlling interest	49	49	53	45	38	—	29
Total equity	18,762	18,790	18,897	18,276	17,496	—	7
Total liabilities and equity	$187,962	$186,599	$190,746	$184,894	$181,292	1%	4%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2023	2023	2023	2023	2022
Assets
Interest-earning deposits with banks	$139	$131	$146	$76	$51
Securities:
Trading account securities	2	1	1	—	—
Available-for-sale securities:
Taxable	273	259	252	232	198
Tax-exempt	33	37	33	29	28
Total available-for-sale securities	306	296	285	261	226
Held-to-maturity securities - taxable	98	99	102	102	100
Other securities	13	19	11	10	9
Total securities	419	415	399	373	335
Loans held for sale	10	10	8	7	8
Loans and leases:
Commercial:
Commercial and industrial	783	776	746	686	613
Commercial real estate:
Commercial	216	225	217	207	185
Construction	27	28	26	26	28
Commercial real estate	243	253	243	233	213
Lease financing	77	73	71	68	66
Total commercial	1,103	1,102	1,060	987	892
Consumer:
Residential mortgage	222	213	200	190	183
Automobile	153	145	134	129	125
Home equity	197	195	187	181	172
RV and marine	77	73	63	58	61
Other consumer	41	40	39	36	36
Total consumer	690	666	623	594	577
Total loans and leases	1,793	1,768	1,683	1,581	1,469
Total earning assets	$2,361	$2,324	$2,236	$2,037	$1,863

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$204	$199	$167	$132	$102
Money market deposits	381	327	255	172	75
Savings and other domestic deposits	8	6	6	3	2
Core certificates of deposit (3)	145	119	83	43	10
Other domestic deposits of $250,000 or more	5	4	2	2	1
Negotiable CDS, brokered and other deposits	65	58	57	54	45
Total interest-bearing deposits	808	713	570	406	235
Short-term borrowings	28	17	74	60	10
Long-term debt	198	215	235	153	147
Total interest-bearing liabilities	1,034	945	879	619	392
Net interest income	$1,327	$1,379	$1,357	$1,418	$1,471
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	December 31,	September 30,	June 30,	March 31,	December 31,
Fully-taxable equivalent basis (1)	2023	2023	2023	2023	2022
Assets
Interest-earning deposits with banks	5.59	5.48	5.17	4.81	4.10
Securities:
Trading account securities	5.40	4.98	4.92	5.37	5.45
Available-for-sale securities:
Taxable	5.43	5.22	4.82	4.34	3.87
Tax-exempt	5.01	5.08	4.87	4.40	4.21
Total available-for-sale securities	5.38	5.20	4.83	4.35	3.91
Held-to-maturity securities - taxable	2.45	2.43	2.42	2.41	2.34
Other securities	7.04	9.22	3.47	4.35	4.15
Total securities	4.23	4.15	3.82	3.56	3.26
Loans held for sale	6.95	6.42	6.05	5.85	5.42
Loans and leases: (2)
Commercial:
Commercial and industrial	6.14	6.15	5.87	5.60	5.06
Commercial real estate:
Commercial	7.48	7.55	7.14	6.73	5.93
Construction	8.40	8.30	7.96	7.40	6.54
Commercial real estate	7.57	7.63	7.22	6.80	6.01
Lease financing	5.90	5.60	5.45	5.25	5.02
Total commercial	6.39	6.39	6.10	5.82	5.25
Consumer:
Residential mortgage	3.76	3.66	3.51	3.41	3.33
Automobile	4.82	4.51	4.17	3.94	3.74
Home equity	7.70	7.66	7.42	7.14	6.57
RV and marine	5.13	4.96	4.59	4.42	4.45
Other consumer	11.67	11.67	11.59	11.18	10.38
Total consumer	5.12	4.97	4.74	4.57	4.37
Total loans and leases	5.82	5.76	5.51	5.27	4.86
Total earning assets	5.47	5.39	5.13	4.89	4.46
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	2.06	1.98	1.68	1.32	0.94
Money market deposits	3.44	3.12	2.64	1.87	0.86
Savings and other domestic deposits	0.19	0.15	0.11	0.07	0.03
Core certificates of deposit (3)	4.40	4.17	3.78	3.01	1.42
Other domestic deposits of $250,000 or more	4.20	3.78	3.27	2.45	1.31
Negotiable CDS, brokered and other deposits	5.33	4.93	5.07	4.56	3.74
Total interest-bearing deposits	2.71	2.45	2.06	1.52	0.88
Short-term borrowings	5.84	7.60	5.70	5.56	7.71
Long-term debt	6.46	6.27	5.79	5.52	4.66
Total interest-bearing liabilities	3.09	2.88	2.66	2.02	1.31
Net interest rate spread	2.38	2.51	2.47	2.87	3.15
Impact of noninterest-bearing funds on margin	0.69	0.69	0.64	0.53	0.37
Net interest margin	3.07%	3.20%	3.11%	3.40%	3.52%

Commercial Loan Derivative Impact
(Unaudited)	Quarterly Average Rates
	December 31,	September 30,	June 30,	March 31,	December 31,
Fully-taxable equivalent basis (1)	2023	2023	2023	2023	2022
Commercial loans (2)(4)	7.14%	7.09%	6.82%	6.42%	5.68%
Impact of commercial loan derivatives	(0.75)	(0.70)	(0.72)	(0.60)	(0.43)
Total commercial - as reported	6.39%	6.39%	6.10%	5.82%	5.25%
Average 1 Month LIBOR			5.09%	4.62%	3.89%
Average SOFR	5.32%	5.23%	4.97%	4.50%	3.61%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.
(4)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data (1)
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
Interest income	$2,350	$2,313	$2,225	$2,028	$1,854
Interest expense	1,034	945	879	619	392
Net interest income	1,316	1,368	1,346	1,409	1,462
Provision for credit losses	126	99	92	85	91
Net interest income after provision for credit losses	1,190	1,269	1,254	1,324	1,371
Payments and cash management revenue	150	152	146	137	142
Wealth and asset management revenue	86	79	83	80	76
Customer deposit and loan fees	80	80	76	76	84
Capital markets and advisory fees	69	52	62	65	88
Leasing revenue	29	32	25	26	35
Mortgage banking income	23	27	33	26	25
Insurance income	19	18	18	19	18
Bank owned life insurance income	16	18	16	16	15
Gain on sale of loans	1	2	8	3	2
Net gains (losses) on sales of securities	(3)	—	(5)	1	—
Other noninterest income	(65)	49	33	63	14
Total noninterest income	405	509	495	512	499
Personnel costs	645	622	613	649	630
Outside data processing and other services	157	149	148	151	147
Deposit and other insurance expense	234	25	23	20	14
Equipment	70	65	64	64	67
Net occupancy	65	67	54	60	61
Marketing	29	29	32	25	22
Professional services	35	27	21	16	21
Amortization of intangibles	12	12	13	13	13
Lease financing equipment depreciation	5	6	8	8	9
Other noninterest expense	96	88	74	80	93
Total noninterest expense	1,348	1,090	1,050	1,086	1,077
Income before income taxes	247	688	699	750	793
Provision (benefit) for income taxes	(1)	136	134	144	144
Income after income taxes	248	552	565	606	649
Income attributable to non-controlling interest	5	5	6	4	4
Net income attributable to Huntington	243	547	559	602	645
Dividends on preferred shares	36	37	40	29	28
Impact of preferred stock repurchases	(8)	—	—	—	—
Net income applicable to common shares	$215	$510	$519	$573	$617

Average common shares - basic	1,448	1,448	1,446	1,443	1,443
Average common shares - diluted	1,469	1,468	1,466	1,469	1,468

Per common share
Net income - basic	$0.15	$0.35	$0.36	$0.40	$0.43
Net income - diluted	0.15	0.35	0.35	0.39	0.42
Cash dividends declared	0.155	0.155	0.155	0.155	0.155

Revenue - fully-taxable equivalent (FTE)
Net interest income	$1,316	$1,368	$1,346	$1,409	$1,462
FTE adjustment	11	11	11	9	9
Net interest income (2)	1,327	1,379	1,357	1,418	1,471
Noninterest income	405	509	495	512	499
Total revenue (2)	$1,732	$1,888	$1,852	$1,930	$1,970
(1)During the 2023 fourth quarter, our noninterest income categories were updated to be based on product and service type. A description of each updated noninterest income category is included within the Notes to this Quarterly Financial Supplement. All prior period results have been adjusted to conform to the current presentation.
(2)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in millions)	2023	2023	2023	2023	2022	3Q23	4Q22
Net origination and secondary marketing income	$12	$18	$23	$16	$16	(33)%	(25)%
Net mortgage servicing income
Loan servicing income	24	24	23	23	22	—	9
Amortization of capitalized servicing	(13)	(13)	(12)	(10)	(11)	—	(18)
Operating income	11	11	11	13	11	—	—
MSR valuation adjustment (1)	(34)	38	15	(12)	2	(189)	(1,800)
(Losses) gains due to MSR hedging	34	(38)	(15)	9	(4)	189	950
Net MSR risk management	—	—	—	(3)	(2)	—	100
Total net mortgage servicing income	$11	$11	$11	$10	$9	—%	22%
All other	—	(2)	(1)	—	—	100	—
Mortgage banking income	$23	$27	$33	$26	$25	(15)%	(8)%

Mortgage origination volume	$1,666	$2,020	$2,504	$1,412	$1,719	(18)%	(3)%
Mortgage origination volume for sale	962	1,195	1,239	809	889	(19)	8

Third party mortgage loans serviced (2)	33,237	32,965	32,712	32,496	32,354	1	3
Mortgage servicing rights (2)	515	547	505	485	494	(6)	4
MSR % of investor servicing portfolio (2)	1.55%	1.66%	1.55%	1.49%	1.53%	(7)%	1%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2023	2023	2023	2023	2022
Allowance for loan and lease losses, beginning of period	$2,208	$2,177	$2,142	$2,121	$2,110
Loan and lease charge-offs	(132)	(131)	(92)	(99)	(97)
Recoveries of loans and leases previously charged-off	38	58	43	42	47
Net loan and lease charge-offs	(94)	(73)	(49)	(57)	(50)
Provision for loan and lease losses	141	104	84	78	61
Allowance for loan and lease losses, end of period	2,255	2,208	2,177	2,142	2,121
Allowance for unfunded lending commitments, beginning of period	160	165	157	150	120
Provision for unfunded lending commitments	(15)	(5)	8	7	30
Allowance for unfunded lending commitments, end of period	145	160	165	157	150
Total allowance for credit losses, end of period	$2,400	$2,368	$2,342	$2,299	$2,271
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.85%	1.83%	1.80%	1.77%	1.77%
Nonaccrual loans and leases (NALs)	338	373	427	402	373
Nonperforming assets (NPAs)	317	348	391	371	357
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.97%	1.96%	1.93%	1.90%	1.90%
Nonaccrual loans and leases (NALs)	360	400	459	431	400
Nonperforming assets (NPAs)	337	373	420	398	382

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2023	2023	2023	2023	2022
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$993	$973	$994	$967	$939
Commercial real estate	522	483	442	440	433
Lease financing	48	48	47	50	52
Total commercial	1,563	1,504	1,483	1,457	1,424
Consumer
Residential mortgage	188	200	194	176	187
Automobile	142	143	144	151	141
Home equity	114	115	119	118	105
RV and marine	148	151	145	144	143
Other consumer	100	95	92	96	121
Total consumer	692	704	694	685	697
Total allowance for loan and lease losses	2,255	2,208	2,177	2,142	2,121
Allowance for unfunded lending commitments	145	160	165	157	150
Total allowance for credit losses	$2,400	$2,368	$2,342	$2,299	$2,271

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2023	2023	2023	2023	2022
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$39	$32	$20	$16	$9
Commercial real estate	21	11	7	18	7
Lease financing	(3)	2	—	(5)	5
Total commercial	57	45	27	29	21
Consumer:
Residential mortgage	—	1	1	—	—
Automobile	9	4	3	5	3
Home equity	—	—	—	(1)	—
RV and marine	5	3	2	2	2
Other consumer	23	20	16	22	24
Total consumer	37	28	22	28	29
Total net charge-offs	$94	$73	$49	$57	$50

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.32%	0.26%	0.15%	0.13%	0.08%
Commercial real estate	0.65	0.35	0.23	0.51	0.20
Lease financing	(0.24)	0.12	—	(0.37)	0.40
Total commercial	0.34	0.27	0.16	0.17	0.13
Consumer:
Residential mortgage	0.01	0.01	0.01	0.01	(0.01)
Automobile	0.27	0.14	0.10	0.14	0.12
Home equity	0.01	(0.01)	(0.02)	(0.02)	(0.04)
RV and marine	0.34	0.16	0.13	0.18	0.15
Other consumer	6.48	6.09	5.17	6.37	7.08
Total consumer	0.28	0.21	0.17	0.21	0.22
Net charge-offs as a % of average loans and leases	0.31%	0.24%	0.16%	0.19%	0.17%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2023	2023	2023	2023	2022
Nonaccrual loans and leases (NALs):
Commercial and industrial	$344	$314	$267	$273	$288
Commercial real estate	140	102	75	86	92
Lease financing	14	14	15	14	18
Residential mortgage	72	75	73	81	90
Automobile	4	4	4	4	4
Home equity	91	82	75	74	76
RV and marine	2	1	1	1	1
Total nonaccrual loans and leases	667	592	510	533	569
Other real estate, net	10	14	18	20	11
Other NPAs (1)	34	28	29	25	14
Total nonperforming assets	$711	$634	$557	$578	$594

Nonaccrual loans and leases as a % of total loans and leases	0.55%	0.49%	0.42%	0.44%	0.48%
NPA ratio (2)	0.58	0.52	0.46	0.48	0.50
(NPA+90days)/(Loan+OREO) (3)	0.74	0.66	0.60	0.63	0.67

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2023	2023	2023	2023	2022
Nonperforming assets, beginning of period	$634	$557	$578	$594	$627
New nonperforming assets	300	252	188	237	251
Returns to accruing status	(47)	(23)	(34)	(73)	(84)
Charge-offs	(73)	(62)	(42)	(54)	(54)
Payments	(98)	(85)	(118)	(124)	(144)
Sales	(5)	(5)	(15)	(2)	(2)
Nonperforming assets, end of period	$711	$634	$557	$578	$594
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2023	2023	2023	2023	2022
Accruing loans and leases past due 90+ days:
Commercial and industrial	$1	$—	$7	$12	$23
Lease financing	4	7	12	10	9
Residential mortgage (excluding loans guaranteed by the U.S. Government)	27	22	18	20	21
Automobile	9	8	6	7	9
Home equity	22	19	18	18	15
RV and marine	3	2	2	2	3
Other consumer	4	3	3	2	2
Total, excl. loans guaranteed by the U.S. Government	70	61	66	71	82
Add: loans guaranteed by U.S. Government	119	102	103	114	125
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$189	$163	$169	$185	$207

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.06%	0.05%	0.05%	0.06%	0.07%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.10	0.08	0.08	0.09	0.10
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.15	0.14	0.14	0.15	0.17

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2023	2023	2023	2023	2022
Common equity tier 1 risk-based capital ratio: (1)
Total Huntington shareholders’ equity	$19,353	$18,483	$18,788	$18,758	$17,731
Regulatory capital adjustments:
CECL transitional amount (2)	219	219	219	219	328
Shareholders’ preferred equity and related surplus	(2,404)	(2,494)	(2,494)	(2,494)	(2,177)
Accumulated other comprehensive loss	2,676	3,622	3,006	2,755	3,098
Goodwill and other intangibles, net of taxes	(5,591)	(5,605)	(5,620)	(5,636)	(5,663)
Deferred tax assets from tax loss and credit carryforwards	(41)	(14)	(14)	(14)	(27)
Common equity tier 1 capital	14,212	14,211	13,885	13,588	13,290
Additional tier 1 capital
Shareholders’ preferred equity and related surplus	2,404	2,494	2,494	2,494	2,177
Tier 1 capital	16,616	16,705	16,379	16,082	15,467
Long-term debt and other tier 2 qualifying instruments	1,306	1,383	1,394	1,395	1,424
Qualifying allowance for loan and lease losses	1,735	1,758	1,767	1,779	1,682
Tier 2 capital	3,041	3,141	3,161	3,174	3,106
Total risk-based capital	$19,657	$19,846	$19,540	$19,256	$18,573
Risk-weighted assets (RWA)(1)	$138,686	$140,688	$141,432	$142,335	$141,940
Common equity tier 1 risk-based capital ratio (1)	10.25%	10.10%	9.82%	9.55%	9.36%
Other regulatory capital data:
Tier 1 leverage ratio (1)	9.32	9.43	9.01	8.79	8.60
Tier 1 risk-based capital ratio (1)	11.98	11.87	11.58	11.30	10.90
Total risk-based capital ratio (1)	14.17	14.11	13.82	13.53	13.09
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	8.14	7.33	7.50	7.43	6.93
(1)December 31, 2023, figures are estimated.
(2)Upon adoption in 2020, Huntington elected to temporarily delay certain effects of CECL on regulatory capital, utilizing a two-year delay followed by a three-year transition period. January 1, 2022 began the three-year transition period, whereby 100% of the day-one impact of adopting CECL and 25% of the cumulative change in the reported allowance for credit losses since adopting CECL will be recognized over the three-year transition period. As of March 31, 2023, June 30, 2023, September 30, 2023, and December 31, 2023, 50% of the cumulative CECL deferral has been phased in. As of December 31, 2022, 25% of the cumulative CECL deferral has been phased in.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
Cash dividends declared per common share	$0.155	$0.155	$0.155	$0.155	$0.155
Common shares outstanding (in millions)
Average - basic	1,448	1,448	1,446	1,443	1,443
Average - diluted	1,469	1,468	1,466	1,469	1,468
Ending	1,448	1,448	1,448	1,444	1,443
Tangible book value per common share (1)	$7.79	$7.12	$7.33	$7.32	$6.82

Non-regulatory capital

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2023	2023	2023	2023	2022
Calculation of tangible equity / asset ratio:
Total Huntington shareholders’ equity	$19,353	$18,483	$18,788	$18,758	$17,731
Goodwill and other intangible assets	(5,704)	(5,716)	(5,728)	(5,741)	(5,766)
Deferred tax liability on other intangible assets (1)	30	33	35	38	41
Total tangible equity	13,679	12,800	13,095	13,055	12,006
Preferred equity	(2,394)	(2,484)	(2,484)	(2,484)	(2,167)
Total tangible common equity	$11,285	$10,316	$10,611	$10,571	$9,839
Total assets	$189,368	$186,650	$188,505	$189,070	$182,906
Goodwill and other intangible assets	(5,704)	(5,716)	(5,728)	(5,741)	(5,766)
Deferred tax liability on other intangible assets (1)	30	33	35	38	41
Total tangible assets	$183,694	$180,967	$182,812	$183,367	$177,181
Tangible equity / tangible asset ratio	7.45%	7.07%	7.16%	7.12%	6.78%
Tangible common equity / tangible asset ratio	6.14	5.70	5.80	5.77	5.55
Other data:
Number of employees (Average full-time equivalent)	19,612	19,826	20,200	20,198	20,007
Number of domestic full-service branches (2)	999	1,001	1,001	1,001	1,032
ATM Count	1,630	1,631	1,641	1,668	1,695
(1)Deferred tax liability related to other intangible assets is calculated at a 21% tax rate.
(2)Includes Regional Banking and The Huntington Private Bank offices.

Huntington Bancshares Incorporated
Consolidated Annual Average Balance Sheets
(Unaudited)

	Annual Average Balances (1)
		Change from 2022			Change from 2021
(dollar amounts in millions)	2023	Amount	Percent	2022	Amount	Percent	2021
Assets
Interest-earning deposits with banks	$9,309	$4,457	92%	$4,852	$(3,649)	(43)%	$8,501
Securities:
Trading account securities	77	45	141	32	(18)	(36)	50
Available-for-sale securities:
Taxable	20,539	(1,455)	(7)	21,994	2,227	11	19,767
Tax-exempt	2,720	(122)	(4)	2,842	(74)	(3)	2,916
Total available-for-sale securities	23,259	(1,577)	(6)	24,836	2,153	9	22,683
Held-to-maturity securities - taxable	16,507	(2)	—	16,509	6,509	65	10,000
Other securities	933	88	10	845	289	52	556
Total securities	40,776	(1,446)	(3)	42,222	8,933	27	33,289
Loans held for sale	554	(419)	(43)	973	(425)	(30)	1,398
Loans and leases:(2)
Commercial:
Commercial and industrial	49,640	4,278	9	45,362	7,068	18	38,294
Commercial real estate:
Commercial	11,816	43	—	11,773	3,257	38	8,516
Construction	1,324	(427)	(24)	1,751	251	17	1,500
Commercial real estate	13,140	(384)	(3)	13,524	3,508	35	10,016
Lease financing	5,128	154	3	4,974	1,235	33	3,739
Total commercial	67,908	4,048	6	63,860	11,811	23	52,049
Consumer:
Residential mortgage	22,990	2,083	10	20,907	4,954	31	15,953
Automobile	12,881	(573)	(4)	13,454	446	3	13,008
Home equity	10,156	(253)	(2)	10,409	391	4	10,018
RV and marine	5,650	328	6	5,322	650	14	4,672
Other consumer	1,362	48	4	1,314	196	18	1,118
Total consumer	53,039	1,633	3	51,406	6,637	15	44,769
Total loans and leases	120,947	5,681	5	115,266	18,448	19	96,818
Total earning assets	171,586	8,273	5	163,313	23,307	17	140,006
Cash and due from banks	1,576	(90)	(5)	1,666	310	23	1,356
Goodwill and other intangible assets	5,731	43	1	5,688	1,580	38	4,108
All other assets	10,850	666	7	10,184	1,380	16	8,804
Allowance for loan and lease losses	(2,187)	(104)	(5)	(2,083)	(90)	(5)	(1,993)
Total assets	$187,556	$8,788	5%	$178,768	$26,487	17%	$152,281
Liabilities and equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$39,826	$(1,953)	(5)%	$41,779	$9,071	28%	$32,708
Money market deposits	40,401	6,668	20	33,733	3,694	12	30,039
Savings and other domestic deposits	18,345	(2,971)	(14)	21,316	3,959	23	17,357
Core certificates of deposit (3)	9,780	7,341	301	2,439	71	3	2,368
Other domestic deposits of $250,000 or more	354	121	52	233	(120)	(34)	353
Negotiable CDs, brokered and other deposits	4,697	859	22	3,838	313	9	3,525
Total interest-bearing deposits	113,403	10,065	10	103,338	16,988	20	86,350
Short-term borrowings	3,081	596	24	2,485	2,207	794	278
Long-term debt	13,324	4,600	53	8,724	1,245	17	7,479
Total interest-bearing liabilities	129,808	15,261	13	114,547	20,440	22	94,107
Demand deposits - noninterest-bearing	33,985	(7,589)	(18)	41,574	3,614	10	37,960
All other liabilities	5,080	727	17	4,353	1,148	36	3,205
Total Huntington shareholders’ equity	18,634	371	2	18,263	1,266	7	16,997
Non-controlling interest	49	18	58	31	19	158	12
Total Equity	$18,683	$389	2	$18,294	$1,285	8	$17,009
Total liabilities and equity	$187,556	$8,788	5%	$178,768	$26,487	17%	$152,281
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Annual Interest Income / Expense
(dollar amounts in millions)	2023	2022	2021
Assets
Interest-earning deposits with banks	$492	$83	$12
Securities:
Trading account securities	4	1	1
Available-for-sale securities:
Taxable	1,016	576	261
Tax-exempt	132	94	71
Total available-for-sale securities	1,148	670	332
Held-to-maturity securities - taxable	401	351	174
Other securities	53	27	10
Total securities	1,606	1,049	517
Loans held for sale	35	41	41
Loans and leases:
Commercial:
Commercial and industrial	2,991	1,956	1,476
Commercial real estate:
Commercial	865	520	277
Construction	107	82	55
Commercial real estate	972	602	332
Lease Financing	289	251	186
Total commercial	4,252	2,809	1,994
Consumer:
Residential mortgage	825	661	479
Automobile	561	472	471
Home equity	760	532	391
RV and marine	271	227	199
Other consumer	156	126	112
Total consumer	2,573	2,018	1,652
Total loans and leases	6,825	4,827	3,646
Total earning assets	$8,958	$6,000	$4,216
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$702	$158	$12
Money market deposits	1,135	112	21
Savings and other domestic deposits	23	5	5
Core certificates of deposit	390	12	1
Other domestic deposits of $250,000 or more	13	1	1
Negotiable CDS, brokered and other deposits	234	75	5
Total interest-bearing deposits	2,497	363	45
Short-term borrowings	179	46	1
Long-term debt	801	287	43
Total interest-bearing liabilities	3,477	696	89
Net interest income	$5,481	$5,304	$4,127
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Yield
(Unaudited)

	Annual Average Rates(2)
Fully-taxable equivalent basis(1)	2023	2022	2021
Assets
Interest-earning deposits with banks	5.30%	1.70%	0.13%
Securities:
Trading account securities	5.14	4.14	3.32
Available-for-sale securities:
Taxable	4.95	2.62	1.32
Tax-exempt	4.84	3.32	2.42
Total available-for-sale securities	4.93	2.70	1.46
Held-to-maturity securities - taxable	2.43	2.13	1.74
Other securities	5.70	3.16	1.75
Total securities	3.94	2.48	1.55
Loans held for sale	6.34	4.24	2.96
Loans and leases: (4)
Commercial:
Commercial and industrial	6.03	4.31	3.86
Commercial real estate:
Commercial	7.32	4.41	3.25
Construction	8.12	4.71	3.67
Commercial real estate	7.40	4.45	3.31
Lease financing	5.63	5.04	4.98
Total commercial	6.26	4.40	3.83
Consumer:
Residential mortgage	3.59	3.16	3.00
Automobile	4.36	3.51	3.62
Home equity	7.48	5.11	3.90
RV and marine	4.79	4.26	4.27
Other consumer	11.53	9.51	10.04
Total consumer	4.85	3.92	3.69
Total loans and leases	5.64	4.19	3.77
Total earning assets	5.22	3.67	3.01
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	1.76%	0.38%	0.04%
Money market deposits	2.81	0.33	0.07
Savings and other domestic deposits	0.13	0.02	0.03
Core certificates of deposit (4)	3.99	0.50	0.03
Other domestic deposits of $250,000 or more	3.56	0.47	0.21
Negotiable CDS, brokered and other deposits	4.98	1.96	0.16
Total interest-bearing deposits	2.20	0.35	0.05
Short-term borrowings	5.81	1.86	0.20
Long-term debt	6.01	3.29	0.57
Total interest bearing liabilities	2.68	0.61	0.09
Net interest rate spread	2.54	3.06	2.92
Impact of noninterest-bearing funds on margin	0.65	0.19	0.03
Net interest margin	3.19%	3.25%	2.95%

Commercial Loan Derivative Impact
(Unaudited)
	Annual Average Rates
Fully-taxable equivalent basis(1)	2023	2022	2021
Commercial loans (2)(3)	6.95%	4.45%	3.50%
Impact of commercial loan derivatives	(0.69)	(0.05)	0.33
Total commercial - as reported	6.26%	4.40%	3.83%

Average 1 Month LIBOR		1.91%	0.10%
Average SOFR	5.00%	1.63%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes the impact of nonaccrual loans.
(4)Includes consumer certificates of deposits of $250,000 or more.

Huntington Bancshares Incorporated
Selected Annual Income Statement Data (1)
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions, except per share data)		Change			Change
	2023	Amount	Percent	2022	Amount	Percent	2021
Interest income	$8,916	$2,947	49%	$5,969	$1,778	42%	$4,191
Interest expense	3,477	2,781	400	696	607	682	89
Net interest income	5,439	166	3	5,273	1,171	29	4,102
Provision for credit losses	402	113	39	289	264	1,056	25
Net interest income after provision for credit losses	5,037	53	1	4,984	907	22	4,077
Payments and cash management revenue	585	24	4	561	60	12	501
Wealth and asset management revenue	328	28	9	300	31	12	269
Customer deposit and loan fees	312	(38)	(11)	350	40	13	310
Capital markets and advisory fees	248	(17)	(6)	265	109	70	156
Leasing revenue	112	(14)	(11)	126	27	27	99
Mortgage banking income	109	(35)	(24)	144	(165)	(53)	309
Insurance income	74	(5)	(6)	79	(3)	(4)	82
Bank owned life insurance income	66	10	18	56	(13)	(19)	69
Gain on sale of loans	14	(43)	(75)	57	48	533	9
Net gains (losses) on sales of securities	(7)	(7)	NM	—	(9)	NM	9
Other noninterest income	80	37	86	43	(33)	(43)	76
Total noninterest income	1,921	(60)	(3)	1,981	92	5	1,889
Personnel costs	2,529	128	5	2,401	66	3	2,335
Outside data processing and other services	605	(5)	(1)	610	(240)	(28)	850
Deposit and other insurance expense	302	235	351	67	16	31	51
Equipment	263	(6)	(2)	269	21	8	248
Net occupancy	246	—	—	246	(31)	(11)	277
Marketing	115	24	26	91	2	2	89
Professional services	99	22	29	77	(36)	(32)	113
Amortization of intangibles	50	(3)	(6)	53	5	10	48
Lease financing equipment depreciation	27	(18)	(40)	45	4	10	41
Other noninterest expense	338	(4)	(1)	342	19	6	323
Total noninterest expense	4,574	373	9	4,201	(174)	(4)	4,375
Income before income taxes	2,384	(380)	(14)	2,764	1,173	74	1,591
Provision for income taxes	413	(102)	(20)	515	221	75	294
Income after income taxes	1,971	(278)	(12)	2,249	952	73	1,297
Income attributable to non-controlling interest	20	9	82	11	9	450	2
Net income attributable to Huntington	1,951	(287)	(13)	2,238	943	73	1,295
Dividends on preferred shares	142	29	26	113	(18)	(14)	131
Impact of preferred stock redemption	(8)	(8)	NM	—	(11)	NM	11
Net income applicable to common shares	$1,817	$(308)	(14)%	$2,125	$972	84%	$1,153
Average common shares - basic	1,446	5	—%	1,441	179	14%	1,262
Average common shares - diluted	1,468	3	—	1,465	178	14	1,287
Per common share
Net income - basic	$1.26	$(0.21)	(14)	$1.47	$0.56	62	$0.91
Net income - diluted	1.24	(0.21)	(14)	1.45	0.55	61	0.90
Cash dividends declared	0.62	—	—	0.62	0.015	2	0.605
Revenue - fully taxable equivalent (FTE)
Net interest income	$5,439	$166	3	$5,273	$1,171	29	$4,102
FTE adjustment (2)	42	11	35	31	6	24	25
Net interest income	5,481	177	3	5,304	1,177	29	4,127
Noninterest income	1,921	(60)	(3)	1,981	92	5	1,889
Total revenue (2)	$7,402	$117	2%	$7,285	$1,269	21%	$6,016
NM - Not Meaningful
(1)During the 2023 fourth quarter, our noninterest income categories were updated to be based on product and service type. A description of each updated noninterest income category is included within the Notes to this Quarterly Financial Supplement. All prior period results have been adjusted to conform to the current presentation.
(2)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Annual Mortgage Banking Noninterest Income
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2023	2022	2021
Net origination and secondary marketing income	$69	$105	$300
Net mortgage servicing income
Loan servicing income	94	88	77
Amortization of capitalized servicing	(48)	(56)	(81)
Operating income	46	32	(4)
MSR valuation adjustment (1)	7	114	27
Gains (losses) due to MSR hedging	(10)	(109)	(26)
Net MSR risk management	(3)	5	1
Total net mortgage servicing income (expense)	$43	$37	$(3)
All other	(3)	2	12
Mortgage banking income	$109	$144	$309

Mortgage origination volume	$7,602	$10,457	$16,396
Mortgage origination volume for sale	4,205	5,010	9,828

Third party mortgage loans serviced (2)	33,237	32,354	31,017
Mortgage servicing rights (2)	515	494	351
MSR % of investor servicing portfolio	1.55%	1.53%	1.13%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Annual Credit Reserves Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2023	2022	2021
Allowance for loan and lease losses, beginning of period	$2,121	$2,030	$1,814
Loan and lease charge-offs (1)	(454)	(313)	(382)
Recoveries of loans and leases previously charged off	181	192	167
Net loan and lease charge-offs	(273)	(121)	(215)
Provision for loan and lease losses	407	212	(1)
Allowance on loans and leases purchased with credit deterioration	—	—	432
Allowance for loan and lease losses, end of period	2,255	2,121	2,030
Allowance for unfunded lending commitments, beginning of period	150	77	52
Provision for (reduction in) unfunded lending commitments	(5)	73	26
Unfunded lending commitment losses	—	—	(1)
Allowance for unfunded lending commitments, end of period	145	150	77
Total allowance for credit losses, end of period	$2,400	$2,271	$2,107
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.85%	1.77%	1.82%
Nonaccrual loans and leases (NALs)	338	373	284
Nonperforming assets (NPAs)	317	357	271
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.97%	1.90%	1.89%
Nonaccrual loans and leases (NALs)	360	400	294
Nonperforming assets (NPAs)	337	382	281
(1)Net charge-offs and associated metrics for the period ended December 31, 2021 exclude $80 million of charge-offs recognized immediately upon completion of the TCF acquisition and related to required purchase accounting treatment.

	Year Ended December 31,
(dollar amounts in millions)	2023	2022	2021
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$993	$939	$861
Commercial real estate	522	433	557
Lease financing	48	52	44
Total commercial	1,563	1,424	1,462
Consumer
Residential mortgage	188	187	145
Automobile	142	141	108
Home equity	114	105	88
RV and marine	148	143	105
Other consumer	100	121	122
Total consumer	692	697	568
Total allowance for loan and lease losses	2,255	2,121	2,030
Allowance for unfunded lending commitments	145	150	77
Total allowance for credit losses	$2,400	$2,271	$2,107

Huntington Bancshares Incorporated
Annual Net Charge-Off Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2023	2022	2021
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$107	$(2)	$99
Commercial real estate	57	8	17
Lease financing	(6)	9	44
Total commercial	158	15	160
Consumer:
Residential mortgage	2	(2)	(1)
Automobile	21	6	(6)
Home equity	(1)	(5)	(5)
RV and marine	12	8	5
Other consumer	81	99	62
Total consumer	115	106	55
Total net charge-offs	$273	$121	$215

Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.22%	—%	0.26%
Commercial real estate	0.43	0.06	0.16
Lease financing	(0.12)	0.18	1.18
Total commercial	0.23	0.03	0.31
Consumer:
Residential mortgage	0.01	(0.01)	—
Automobile	0.16	0.05	(0.05)
Home equity	(0.01)	(0.05)	(0.05)
RV and marine	0.21	0.15	0.10
Other consumer	6.03	7.55	5.56
Total consumer	0.22	0.21	0.12
Net charge-offs as a % of average loans	0.23%	0.11%	0.22%

Huntington Bancshares Incorporated
Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	December 31,
(dollar amounts in millions)	2023	2022	2021
Nonaccrual loans and leases (NALs):
Commercial and industrial	$344	$288	$370
Commercial real estate	140	92	104
Lease financing	14	18	48
Residential mortgage	72	90	111
Automobile	4	4	3
Home equity	91	76	79
RV and marine	2	1	1
Total nonaccrual loans and leases	667	569	716
Other real estate, net:
Residential	10	11	8
Commercial	—	—	1
Total other real estate, net	10	11	9
Other NPAs (1)	34	14	25
Total nonperforming assets (2)	$711	$594	$750

Nonaccrual loans and leases as a % of total loans and leases	0.55%	0.48%	0.64%
NPA ratio (3)	0.58	0.50	0.67

	December 31,
(dollar amounts in millions)	2023	2022	2021
Nonperforming assets, beginning of period	$594	$750	$563
New nonperforming assets	977	755	586
Returns to accruing status	(177)	(264)	(303)
Loan and lease losses	(231)	(151)	(215)
Payments	(425)	(485)	(416)
Sales and held-for-sale transfers	(27)	(11)	(94)
Acquired NPAs	—	—	629
Nonperforming assets, end of period (2)	$711	$594	$750

(1)December 31, 2021 generally excludes loans and leases that were under payment deferral or granted other assistance, including amendments or waivers of financial covenants in response to the COVID-19 pandemic.
(2)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(3)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.